UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2020

IONIX TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000- 54485	45-0713638
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Rm 608, Block B, Times Square, No. 50 People Road, Zhongshan District,

Dalian City, Liaoning Province, China 116001

(Address of principal executive offices, including zip code)

+86-411-88079120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:         None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of the principal U.S. market
Common Stock, par value $0.0001 per share	IINX	OTCQB marketplace of OTC Markets, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of March 16, 2020, Shuyu Li resigned as President and Treasurer of Ionix Technology, Inc. (“we,” “us,” “our,” or the “Company”), Mr. Li’s resignation was not the result of any disagreements with us on any matter relating to our operations, policies, or practices. Effective upon resignation of Mr. Shuyu Li, on March 16, 2020, our Board of Directors appointed Mr. Yang Yan as President and Treasurer, and reappointed Mr. Shuyu Li as Director of Overseas Business of the Company.

Mr. Yang Yan, born on October 6, 1979, graduated from Dongbei University of Finance and Economics in 2002 with a Bachelor Degree of Intenational Finance. From April 2003 to December 2006, he served as the manager of Finance Department in Industrial and Commercial Bank of China, Dalian Xigang Branch which was mainly responsible for international settlement business. From March 2007 to October 2016, he served as the general manager of Dalian Huanyu Venture Capital Ltd., which was mainly responsible for investment and financing business. In October 2016, he joined Ionix Technology, Inc. as vice-president of the Company which was mainly responsible for asset restructuring, mergers, investment and financing and other business activities.

Mr. Shuyu Li, born in 1989, graduated in 2012 from Auckland University of Technology with a Bachelor degree in Business, double majored in Accounting and Finance. From August 2013 to October 2017, he worked as Accountant Assistant and Office Manager at Snug Insulation Limited in Auckland, New Zealand, where he was mainly responsible for business operation, budgeting, inventory control and bookkeeping. Mr. Li joined the Company since 2018, and served as the director of Overseas Business department of the Company until January 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ionix Technology, Inc.

Date: March 16, 2020	By	/s/ Cheng Li
Cheng Li
Duly Authorized Officer, Chief Executive Officer